                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                      NORWEST INTERMEDIATE BOND FUND SUBACCOUNT

    The subaccount's standardized yield for the 30 day period ended December
31, 1996 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                   [        $22,222               6
              2 * {  -----------------------  + 1]  - 1} = 4.50%
                   [  ((519,750 * 11.509))

    Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                     Cash Surrender Value - Initial Amount Invested Total Return = ------------------------------------------------
                               Initial Amount Invested

    Based on an initial investment made January 1, 1996 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1996 and the cumulative total return since inception is as follows:

          Ending Value                              Total Return
          ------------                             --------------
          $1,009.21                                $1,009.21 - $1,000
                                                   ------------------- =   .92%
                                                         $1,000

Cumulative total return since inception through December 31, 1996, is as follows:

    $1,152.28 - $1,000
    ------------------ =  15.23%
           $1,000

    Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

    One year ended December 31, 1996:

    $1,009.21/$1,000 - 1 =   .92%

    Average annual total return since inception of the subaccount through December 31, 1996 is as follows:

                       1/2.58
     ($1,152.28/$1,000)       - 1 = 5.65%

    Unit Value Information
    ----------------------

                               Unit
       Date                    Value
    ----------               --------
    06/01/94                 $  9.988
    12/31/94                    9.877
    12/31/95                   11.404
    12/31/96                   11.509

                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                       NORWEST VALUGROWTH STOCK FUND SUBACCOUNT

    Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                     Cash Surrender Value - Initial Amount Invested Total Return = ------------------------------------------------
                                 Initial Amount Invested

    Based on an initial investment made January 1, 1996 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1996 and the cumulative total return since inception is as follows:

       Ending Value                               Total Return
       ------------                             -----------------
       $1,185.29                                $1,185.29 - $1,000
                                               ----------------------- = 18.53%
                                                      $1,000

Cumulative total return since inception through December 31, 1996, is as follows:

    $1,412.19 - $1,000
    ------------------ =  41.22%
           $1,000

    Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
    P(1 + T)   = ERV

    One year ended December 31, 1996:

    $1,185.29/$1,000 - 1 = 18.53%

    Average annual total return since inception of the subaccount through December 31, 1996 is as follows:

                       1/2.58
    ($1,412.19/$1,000)       - 1 = 14.31%

    Unit Value Information
    ----------------------

                               Unit
       Date                    Value
    ----------               ----------
    06/01/94                 $  9.988
    12/31/94                    9.719
    12/31/95                   11.900
    12/31/96                   14.105

                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                     NORWEST SMALL COMPANY STOCK FUND SUBACCOUNT

    Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                     Cash Surrender Value - Initial Amount Invested Total Return = -------------------------------------------------
                                  Initial Amount Invested

    Based on an initial investment made May 1, 1996 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1996 and the cumulative total return since inception is as follows:

         Ending Value                              Total Return
         ----------------                         ---------------
         $1,297.53                                $1,297.53 - $1,000
                                                 -------------------- = 29.75%
                                                        $1,000

Cumulative total return since inception through December 31, 1996, is as follows:

    $1,489.30 - $1,000
    ----------------------- =  48.93%
          $1,000

    Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
    P(1 + T)   = ERV

    One year ended December 31, 1996:

    $1,297.53/$1,000 - 1 = 29.75%

    Average annual total return since inception of the subaccount through December 31, 1996 is as follows:

                       1/1.67
    ($1,489.30/$1,000)      - 1 = 26.94%



    Unit Value Information
    -----------------------

                               Unit
       Date                   Value
    ----------               -------
    05/01/95                 $10.000
    12/31/95                  11.478
    12/31/96                  14.893

                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                      SCUDDER INTERNATIONAL PORTFOLIO SUBACCOUNT

    Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                     Cash Surrender Value - Initial Amount Invested Total Return = -------------------------------------------------
                                 Initial Amount Invested

    Based on an initial investment made May 1, 1996 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1996 and the cumulative total return since inception is as follows:

            Ending Value                             Total Return
            ----------------                      -----------------
            $1,131.75                              $1,131.75 - $1,000
                                                  --------------------- = 13.18%
                                                          $1,000

Cumulative total return since inception through December 31, 1996, is as follows:

    $1,209.62 - $1,000
    ------------------ =  20.96%
           $1,000

    Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

    One year ended December 31, 1996:

    $1,131.75/$1,000 - 1 = 13.18%

    Average annual total return since inception of the subaccount through December 31, 1996 is as follows:

                       1/2.58
     ($1,209.62/$1,000)      - 1 = 7.66%

    Unit Value Information
    ----------------------

                               Unit
       Date                    Value
    --------                 -------
    06/01/94                 $10.858
    12/31/94                  10.591
    12/31/95                  11.605
    13/31/96                  13.134

                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                        FORTIS GROWTH STOCK SERIES SUBACCOUNT

    Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                     Cash Surrender Value - Initial Amount Invested Total Return = -------------------------------------------------
                                 Initial Amount Invested

    Based on an initial investment made January 1, 1996 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1996 and the cumulative total return since inception is as follows:

       Ending Value                               Total Return
       ------------                               -------------
       $1,147.89                                  $1,147.89 - $1,000
                                                  ------------------ = 14.79%
                                                        $1,000

Cumulative total return since inception through December 31, 1996, is as follows:

    $1,476.63 - $1,000
    ------------------ =  47.66%
          $1,000

    Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

    One year ended December 31, 1996:

    $1,147.89/$1,000 - 1 = 14.79%

    Average annual total return since inception of the subaccount through December 31, 1996 is as follows:

                       1/2.58
     ($1,476.63/$1,000)      - 1 = 16.31%

    Unit Value Information
    ----------------------

                               Unit
       Date                    Value
    ----------               ---------
    06/01/94                 $  9.735
    12/31/94                    9.947
    12/31/95                   12.523
    12/31/96                   14.375

                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                        FORTIS GLOBAL GROWTH SERIES SUBACCOUNT

    Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                    Cash Surrender Value - Initial Amount Invested Total Return = ----------------------------------------------
                                Initial Amount Invested

    Based on an initial investment made January 1, 1996 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1996 and the cumulative total return since inception is as follows:

           Ending Value                           Total Return
           ----------------                       -------------
           $1,174.41                              $1,174.41 - $1,000
                                                  ------------------- = 17.44%
                                                        $1,000

Cumulative total return since inception through December 31, 1996, is as follows:

    $1,533.43 - $1,000
    ------------------ =  53.34%
          $1,000

    Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

    One year ended December 31, 1996:

    $1,174.41/$1,000 - 1 = 17.44%

    Average annual total return since inception of the subaccount through December 31, 1996 is as follows:

                       1/2.58
     ($1,533.43/$1,000)       - 1 = 18.02%

    Unit Value Information
    ----------------------

                                Unit
       Date                    Value
    ----------               --------
    06/01/94                 $  9.722
    12/31/94                    9.865
    12/31/95                   12.694
    12/31/96                   14.908

                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           FORTIS  MONEY MARKET SUBACCOUNT

    The subaccount's standardized yield for the seven day period ended December 31, 1996 was computed by dividing 1 by the unit price for December 22, 1996, then multiplying this by the unit price on December 29, 1996 to get a base period return. The base period return is then multiplied by 365 days and then divided by 7. This calculation for the seven day period ended December 31, 1996 was as follows:

    ((1 / 11.015998) x 11.023928) -1 = .007200 - Base Period Return

    .000720 x (365 / 7) = .0375 or 3.75%

The compound or effective yield for this same period is calculated by taking the base period return and adding 1, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result. This calculation for the seven day period ended December 31, 1996 was as follows:

                  365/7
     (.000720 + 1)      -1 = .0382 or 3.82%

    Date                   Unit Price
    ------                 ----------
    12/24/96               11.015998
    12/31/96               11.023928

                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           NORWEST INCOME EQUITY SUBACCOUNT

    Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                   Cash Surrender Value - Initial Amount Invested
    Total Return = ---------------------------------------------
                            Initial Amount Invested

    Cumulative total return since inception through December 31, 1996, is as follows:

    $1,089.20 - $1,000
    ----------------------- =  8.92%
           $1,000


    Unit Value Information
    ----------------------

                               Unit
       Date                    Value
    ----------               ----------
    05/01/96                 $10.000
    12/31/96                  10.892